UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 22, 2011

HEARTLAND PAYMENT SYSTEMS, INC
(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(I.R.S. Employer Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2011, Heartland Payment Systems, Inc. entered into Amendment Number Three (the “Amendment”) to the Merchant Processing Agreement dated as of April 1, 2002, as amended (the “Processing Agreement”), with KeyBank National Association. The Amendment extended the expiration date of the Processing Agreement to October 1, 2012 with the Processing Agreement continuing through such expiration date unless terminated by either party (a) upon 90 days prior written notice or (b) as otherwise provided therein.

The description of the Amendment as set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

10.1	Amendment Number Three to the Merchant Processing Agreement dated April 1, 2002, as amended, between Heartland Payment Systems, Inc. and KeyBank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 22, 2011

Heartland Payment Systems, Inc.
(Registrant)

	By:	/s/ Robert H.B. Baldwin, Jr.
Robert H.B. Baldwin, Jr.
President